EXHIBIT 99


                                  CERTIFICATION



To my knowledge, this Report on Form 10-Q for the quarter ended September 30, 2002 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of CKF Bancorp, Inc.



                                 By: /s/ John H. Stigall
                                     ------------------------------------------
                                     John H. Stigall
                                     President and Chief Executive Officer



                                 By: /s/ Russell M. Brooks
                                     ------------------------------------------
                                     Russell M. Brooks
                                     Vice President and Chief Financial Officer



Date:    November 13, 2002